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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) October 4, 2005

                        Superconductor Technologies Inc.
               (Exact Name of Registrant as Specified in Charter)

               Delaware                 0-21074           77-0158076
   (State or Other Jurisdiction of    (Commission       (IRS Employer
            Incorporation)            File Number)    Identification No.)

          460 Ward Drive, Santa Barbara, CA                 93111
      (Address of Principal Executive Offices)            (Zip Code)

       Registrant's telephone number, including area code: (805) 690-4500

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.01.   NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE
             OR STANDARD; TRANSFER OF LISTING

     On October 4, 2005, the Company announced that the NASDAQ Stock Market approved its application to transfer its common stock listing from the NASDAQ National Market System to the NASDAQ Capital Market. Superconductor will begin trading in the NASDAQ Capital Market on October 5, 2005. A copy of the press release announcing the transfer is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

Exhibit No.                              Description
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   99.1         Press Release dated October 4, 2005 announcing the transfer of the Company's common stock listing from the NASDAQ National Market System to the NASDAQ Capital Market.

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                                   SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Superconductor Technologies Inc.

Date:  October 4, 2005                By:  /s/ Martin S. McDermut
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                                           Martin S. McDermut,
                                           Senior Vice President,
                                           Chief Financial Officer and Secretary